UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2019

CAPITOL INVESTMENT CORP. IV

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38186	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 17th Street, Suite 820 Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-654-7060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CIC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CIC	New York Stock Exchange
Redeemable warrants, exercisable for Class A ordinary shares at an exercise price of $11.50 per share	CIC WS	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On May 7 and May 8, 2019, the Chief Executive Officer of Capitol Investment Corp. IV (the “Company”), Mark D. Ein, and its President and Chief Financial Officer, L. Dyson Dryden, and the Company’s independent directors collectively committed to lend the Company an aggregate of an additional $102,000, if such funds are needed by the Company to consummate an initial merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities (a “Business Combination”).

Any amount loaned by the officers and directors to the Company pursuant to such commitments will be evidenced by unsecured promissory notes issued to the lenders. Each note would be non-interest bearing and would be payable at the consummation by the Company of a Business Combination. As indicated in the Company’s final prospectus, dated August 15, 2017, upon consummation of a Business Combination, the lenders would have the option to convert up to $1,500,000 of the principal balance of such notes into warrants at a price of $1.50 per warrant (subject to compliance with the terms of that certain Agreement and Plan of Merger, dated as of April 7, 2019, by and among the Company, Capitol Intermediate Holdings, LLC, Capitol Investment Merger Sub 1, LLC, Capitol Investment Merger Sub 2, LLC, NESCO Holdings, LP and NESCO Holdings I, Inc., which restricts the Company’s ability to convert such loans to warrants except in certain cases). The terms of any such warrants issued would be identical to the warrants issued by the Company in its initial public offering (“Public Offering”) except that such warrants would be non-redeemable by the Company and would be exercisable for cash or on a “cashless” basis, in each case, so long as such warrants were held by the initial holder or his permitted transferees. If a Business Combination is not consummated, all outstanding amounts under any notes issued to the lenders would be forgiven except to the extent that the Company had funds available to it outside of its trust account established in connection with the Public Offering to repay such amounts.

Item 9.01. Financial Statements and Exhibits

(c)       Exhibits:

Exhibit 10.1	Form of Commitment Letter

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL INVESTMENT CORP. IV

Dated: May 9, 2019	By:	/s/ Mark D. Ein
Mark D. Ein Chief Executive Officer

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